AB FUNDS TRUST

          Flexible Income Fund                  Equity Index Fund
          Growth & Income Fund                  Value Equity Fund
          Capital Opportunities Fund            Growth Equity Fund
          Global Equity Fund                    Small Cap Equity Fund
          Low-Duration Bond Fund                International Equity Fund
          Medium-Duration Bond Fund             Money Market Fund
          Extended-Duration Bond Fund


                             2401 Cedar Springs Road
                            Dallas, Texas 75201-1498


July 11, 2002

Dear Shareholder:

      The enclosed Information Statement discusses action that will be taken with respect to the above-listed series ("Funds") of AB Funds Trust ("Trust"). The Annuity Board of the Southern Baptist Convention, a majority shareholder of each of the Funds, has approved by written consent the election of a trustee to the Trust's Board of Trustees, to become effective on July 31, 2002.

      We are not asking you for a proxy and you are requested not to send us a proxy. The enclosed documents are solely for your information.

      If you have any questions, please call 1-800-262-0511 and we will be glad to assist you. Thank you for your response and your continued support of AB Funds Trust.



                                                Very truly yours,



                                                O.S. Hawkins
                                                President

                                 AB FUNDS TRUST
          Flexible Income Fund                  Equity Index Fund
          Growth & Income Fund                  Value Equity Fund
          Capital Opportunities Fund            Growth Equity Fund
          Global Equity Fund                    Small Cap Equity Fund
          Low-Duration Bond Fund                International Equity Fund
          Medium-Duration Bond Fund             Money Market Fund
          Extended-Duration Bond Fund


                             2401 Cedar Springs Road
                            Dallas, Texas 75201-1498

                           --------------------------

                              INFORMATION STATEMENT

                           --------------------------

                                  JULY 11, 2002

      This document is an Information Statement for shareholders of the above-referenced funds (each, a "Fund" and collectively, the "Funds"), each a series of AB Funds Trust (the "Trust"). SBC Financial Services, Inc. ("SBC Financial") serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201. The Funds' principal underwriter is PFPC Distributors, Inc., and the Funds' administrator is PFPC, Inc.; their principal offices are at 400 Bellvue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about July 11, 2002 to the Funds' shareholders of record as of June 30, 2002.

      We are not asking you for a proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to provide you with information regarding an individual elected by the Annuity Board of the Southern Baptist Convention (the "Annuity Board") to serve as a trustee on the Trust's Board of Trustees ("Board"). As disclosed in the Funds' prospectus, the Annuity Board at all times directly or indirectly controls the vote of at least 60% of each Fund's shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that the Annuity Board controls the vote on any matter that requires shareholder approval.

      The Funds will bear the expenses incurred in connection with preparing this Information Statement. A copy of the Funds' annual report to shareholders for the fiscal year ended December 31, 2001 is available to shareholders upon request without charge. To request a copy of the annual report, call 1-800-262-0511 or write to the Funds at 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

      Each whole share of a Fund is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportional fractional vote. As of June 30, 2002 there were issued and outstanding the following numbers of shares of each Fund:

--------------------------------------------------------------------------------
NAME OF FUND                                                SHARES OUTSTANDING
------------                                                ------------------
--------------------------------------------------------------------------------
Flexible Income Fund (Retirement Class)                        20,588,780.22
--------------------------------------------------------------------------------
Growth & Income Fund (Retirement Class)                        84,378,569.19
--------------------------------------------------------------------------------
Capital Opportunities Fund (Retirement Class)                  65,547,431.87
--------------------------------------------------------------------------------
Global Equity Fund (Retirement Class)                          60,297,641.73
--------------------------------------------------------------------------------
Money Market Fund (Retirement Class)                          935,847,365.24
--------------------------------------------------------------------------------
Low-Duration Bond Fund (Retirement Class)                      59,154,061.39
--------------------------------------------------------------------------------
Medium-Duration Bond Fund (Retirement Class)                   56,695,352.76
--------------------------------------------------------------------------------
Extended-Duration Bond Fund (Retirement Class)                 26,978,294.21
--------------------------------------------------------------------------------
Equity Index Fund (Retirement Class)                           24,099,396.31
--------------------------------------------------------------------------------
Value Equity Fund (Retirement Class)                           77,940,736.70
--------------------------------------------------------------------------------
Growth Equity Fund (Retirement Class)                          92,770,361.07
--------------------------------------------------------------------------------
Small Cap Equity Fund (Retirement Class)                       22,395,232.30
--------------------------------------------------------------------------------
International Equity Fund (Retirement Class)                   70,639,361.55
--------------------------------------------------------------------------------
Flexible Income Fund (Retail Class)                             1,629,753.40
--------------------------------------------------------------------------------
Growth & Income Fund (Retail Class)                             1,784,776.63
--------------------------------------------------------------------------------
Capital Opportunities Fund (Retail Class)                       1,137,716.53
--------------------------------------------------------------------------------
Global Equity Fund (Retail Class)                               1,648,833.94
--------------------------------------------------------------------------------
Money Market Fund (Retail Class)                               16,833,878.43
--------------------------------------------------------------------------------
Low-Duration Bond Fund (Retail Class)                           1,934,319.35
--------------------------------------------------------------------------------
Medium-Duration Bond Fund (Retail Class)                        1,670,560.75
--------------------------------------------------------------------------------
Extended-Duration Bond Fund (Retail Class)                      2,330,293.59
--------------------------------------------------------------------------------
Equity Index Fund (Retail Class)                                1,744,308.06
--------------------------------------------------------------------------------
Value Equity Fund (Retail Class)                                1,729,353.08
--------------------------------------------------------------------------------
Growth Equity Fund (Retail Class)                               1,711,224.22
--------------------------------------------------------------------------------
Small Cap Equity Fund (Retail Class)                            1,634,233.01
--------------------------------------------------------------------------------
International Equity Fund (Retail Class)                        1,671,126.16
--------------------------------------------------------------------------------
Money Market Fund (Institutional Class)                         6,050,057.71
--------------------------------------------------------------------------------
Low-Duration Bond Fund (Institutional Class)                      621,171.75
--------------------------------------------------------------------------------
Medium-Duration Bond Fund (Institutional Class)                   633,226.03
--------------------------------------------------------------------------------
Extended-Duration Bond Fund (Institutional Class)                 626,881.63
--------------------------------------------------------------------------------
Equity Index Fund (Institutional Class)                           645,132.88
--------------------------------------------------------------------------------
Value Equity Fund (Institutional Class)                           675,035.04
--------------------------------------------------------------------------------
Growth Equity Fund (Institutional Class)                          622,406.64
--------------------------------------------------------------------------------
Small Cap Equity Fund (Institutional Class)                       644,465.58
--------------------------------------------------------------------------------
International Equity Fund (Institutional Class)                   645,855.76
--------------------------------------------------------------------------------

      A list of shareholders who owned beneficially or of record more than 5% of the shares of a class of a Fund as of June 30, 2002 is included in Appendix A.

                 ELECTION OF A TRUSTEE TO THE BOARD OF TRUSTEES

      The Annuity Board has voted for the election of Michael Roland Buster to the Board, to become effective on July 31, 2002. Currently, the Board is comprised of five individuals: George Tous van Nijkerk, Gerald B. Jones, Earl B. Patrick, Joseph A. Mack, and James Ray Taylor. Messrs. Patrick, Mack and Taylor serve as Trustees who were not "interested persons" of the Trust as that term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Trust Instrument provides that if elected, Mr. Buster would hold office until his successor is elected and qualifies.

      Mr. Buster was nominated on June 28, 2002 by those members of the Board who are not "interested persons" of the Trust, as defined in the 1940 Act. If elected, Mr. Buster would also serve as a Trustee who is not an "interested person" under the 1940 Act. As a nominee for election to the Board, Mr. Buster has consented to be named in this Information Statement and to serve as Trustee if elected.

      Information about Mr. Buster, including his principal occupation during the past five years, is set forth below. To the knowledge of SBC Financial, the executive officers, nominee and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of any Fund as of June 30, 2002. Mr. Buster is a beneficiary of a retirement plan sponsored by the Annuity Board.

      As of December 31, 2001, Mr. Buster beneficially owned over $100,000 of shares in the Growth Equity Fund. As of that date, he did not own shares in any of the other Funds, and the aggregate dollar range of shares he held in all of the Funds he is to oversee was over $100,000.

      Neither Mr. Buster nor his Immediate Family Members (as defined in the 1940 Act), own beneficially or of record any securities of SBC Financial or any sub-adviser to any Fund, or any entity controlling, controlled by or under common control with SBC Financial or any sub-adviser to any Fund.

                              NOMINEE FOR TRUSTEE*


------------------------------------------------------------------------------------------------
NAME, ADDRESS,            PRINCIPAL OCCUPATIONS      NUMBER OF FUNDS IN      OTHER DIRECTORSHIPS
AND AGE                   DURING PAST 5 YEARS        FUND COMPLEX TO BE      HELD BY NOMINEE FOR
                                                     OVERSEEN BY NOMINEE     TRUSTEE
------------------------------------------------------------------------------------------------
Michael R. Buster, 44     Executive Pastor,          13                      N/A
6801 West Park            Prestonwood Baptist
Plano, Texas 75093        Church

------------------------------------------------------------------------------------------------
__________________

*  This information has been furnished by the nominee.  Trustees of the Trust hold office until the next meeting of stockholders or until their successors are elected and qualify.


      There were no meetings of shareholders, three regular meetings and no special meetings of the Board held during the fiscal year ended December 31, 2001.

      The Board has an Audit Committee, the members of which are Mr. Taylor, Mr. Mack and Mr. Patrick. The Audit Committee met one time during the fiscal year ended December 31, 2001. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Trust's financial operations. The Board has adopted a written charter for the Audit Committee.

      The Board has a Nominating Committee, the members of which are Mr. Taylor, Mr. Mack and Mr. Patrick. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. During the fiscal year ended December 31, 2001, there was one meeting of the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders. Resumes or other information may be sent to the Assistant Secretary of the Trust, Linda Ridolfi, PFPC, Inc., Regulatory Administration, 3rd Floor, 400 Belvue Parkway, Wilmington, DE 19809.

      The Board has a Valuation Committee, the members of which are the officers of the Trust. The Valuation Committee reviews and monitors the valuation procedures adopted by the Board, and makes determinations as to the fair value of each Fund's portfolio securities in accordance with the Trust's valuation procedures. The Valuation Committee meets on an ad hoc basis to discuss issues related to the valuation of the Funds' portfolio securities. During the fiscal year ended December 31, 2001, there were three meetings of the Valuation Committee.

      The Trust pays no compensation to the Trustees. The Trust reimburses Trustees for any expenses incurred in attending meetings. The Trust does not compensate the Funds' officers for the services they provide to the Funds.




                                          By Order of the Board of Trustees,



July 11, 2002
                                          Rodney R. Miller
                                          Vice President and Secretary

                                   APPENDIX A

      SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF A FUND

-------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                           JUNE 30, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                   ROUNDED TO THE NEAREST WHOLE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
------------                        ----------------------------                  -------------------------------
-------------------------------------------------------------------------------------------------------------------
Flexible Income Fund (Retirement    ABSBC CAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       9,122,175.81            44.31%
-------------------------------------------------------------------------------------------------------------------
Flexible Income Fund (Retirement    ABSBC CHAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       7,921,562.87            38.48%
-------------------------------------------------------------------------------------------------------------------
Flexible Income Fund (Retirement    ABSBC Endowment Fund
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,258,836.91             6.11%
-------------------------------------------------------------------------------------------------------------------
Growth & Income Fund (Retirement    ABSBC CHAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                      38,318,045.18            45.41%
-------------------------------------------------------------------------------------------------------------------
Growth & Income Fund (Retirement    ABSBC CAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                      31,862,759.59            37.76%
-------------------------------------------------------------------------------------------------------------------
Growth & Income Fund (Retirement    ABSBC Protection Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       4,473,893.18             5.30%
-------------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund          ABSBC CHAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      35,650,675.73            54.39%
-------------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund          ABSBC CAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      24,022,354.56            36.65%
-------------------------------------------------------------------------------------------------------------------
Global Equity Fund (Retirement      ABSBC CHAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                      30,528,893.97            50.63%
-------------------------------------------------------------------------------------------------------------------
Global Equity Fund (Retirement      ABSBC CAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                      20,141,916.56            33.40%
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                   ABSBC CHAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                     271,850,480.73            29.05%
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                   ABSBC CAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                     247,224,811.14            26.42%
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                   ABSBC Growth Equity Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                     162,674,696.96            17.38%
-------------------------------------------------------------------------------------------------------------------


                                      A-1

-------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                           JUNE 30, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                   ROUNDED TO THE NEAREST WHOLE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
------------                        ----------------------------                  -------------------------------
-------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund              ABSBC Flexible Income
(Retirement Class)                  Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                      15,865,007.30            26.82%
-------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund              ABSBC Fixed Benefit Plan
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      15,546,728.07            26.28%
-------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund              ABSBC Growth & Income Blended Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      12,881,052.25            21.78%
-------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund              ABSBC Insurance Plan
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       6,796,161.45            11.49%
-------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund              ABSBC Capital Opportunities Blended Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       4,826,330.57             8.16%
-------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund           ABSBC Fixed Benefit Plan
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      20,470,326.52            36.11%
-------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund           ABSBC Growth & Income Blended Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      19,615,934.79            34.60%
-------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund           ABSBC Capital Opportunities
(Retirement Class)                  Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                       7,375,175.43            13.01%
-------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund           ABSBC CHAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       2,987,160.48             5.27%
-------------------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund         ABSBC Fixed Benefit Plan
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       8,610,080.38            31.91%
-------------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund         ABSBC Growth & Income Blended Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       8,017,909.17            29.72%
-------------------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund         ABSBC CHAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       3,779,225.79            14.01%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                           JUNE 30, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                   ROUNDED TO THE NEAREST WHOLE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
------------                        ----------------------------                  -------------------------------
-------------------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund         ABSBC Capital Opportunities
(Retirement Class)                  Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                       3,284,150.45            12.17%
-------------------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund         ABSBC CAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       2,756,702.56            10.22%
-------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Retirement       ABSBC CHAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       8,367,380.72            34.72%
-------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Retirement       ABSBC CAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       6,967,215.14            28.91%
-------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Retirement       ABSBC Global Equity
Class)                              Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                        2,198,063.52            9.12%
-------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Retirement       ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       2,123,560.57             8.81%
-------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Retirement       ABSBC Capital Opportunities
Class)                              Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,692,958.79             7.02%
-------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Retirement       ABSBC Growth & Income
Class)                              Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,605,782.03             6.66%
-------------------------------------------------------------------------------------------------------------------
Value Equity Fund (Retirement       ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                      19,769,580.86            25.36%
-------------------------------------------------------------------------------------------------------------------
Value Equity Fund (Retirement       ABSBC Global Equity
Class)                              Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                      16,830,692.83            21.59%
-------------------------------------------------------------------------------------------------------------------
Value Equity Fund (Retirement       ABSBC Capital Opportunities Blended Fund
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                      14,299,275.15            18.35%
-------------------------------------------------------------------------------------------------------------------
Value Equity Fund                   ABSBC Growth & Income
(Retirement Class)                  Blended Fund
                                    PO Box 2190
                                    Dallas, Texas   75221-2190                      12,538,824.50            16.09%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                           JUNE 30, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                   ROUNDED TO THE NEAREST WHOLE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
------------                        ----------------------------                  -------------------------------
-------------------------------------------------------------------------------------------------------------------
Value Equity Fund (Retirement       ABSBC CHAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       6,818,428.53             8.75%
-------------------------------------------------------------------------------------------------------------------
Value Equity Fund (Retirement       ABSBC CAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       5,130,693.20             6.58%
-------------------------------------------------------------------------------------------------------------------
Growth Equity Fund (Retirement      ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                      18,780,506.55            20.24%
-------------------------------------------------------------------------------------------------------------------
Growth Equity Fund (Retirement      ABSBC Global Equity
Class)                              Blended Funds
                                    PO Box 2190
                                    Dallas, Texas   75221-2190                      18,376,363.69            19.81%
-------------------------------------------------------------------------------------------------------------------
Growth Equity Fund (Retirement      ABSBC Capital Opportunities
Class)                              Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                      15,548,656.61            16.76%
-------------------------------------------------------------------------------------------------------------------
Growth Equity Fund (Retirement      ABSBC Growth & Income
Class)                              Blended Fund
                                    PO Box 2190
                                    Dallas, Texas   75221-2190                      13,687,710.35            14.75%
-------------------------------------------------------------------------------------------------------------------
Growth Equity Fund (Retirement      ABSBC CHAP
Class)                              PO Box 2190
                                    Dallas, Texas   75221-2190                      13,538,296.60            14.59%
-------------------------------------------------------------------------------------------------------------------
Growth Equity Fund (Retirement      ABSBC CAP
Class)                              PO Box 2190
                                    Dallas, Texas   75221-2190                       9,745,640.37            10.51%
-------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund (Retirement   ABSBC CHAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       7,275,197.93            32.49%
-------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund (Retirement   ABSBC CAP
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       5,421,925.56            24.21%
-------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund (Retirement   ABSBC Global Equity
Class)                              Blended Fund
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                       3,143,586.35            14.04%
-------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund (Retirement   ABSBC Capital Opportunities Blended Fund
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       2,665,437.92            11.90%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                           JUNE 30, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                   ROUNDED TO THE NEAREST WHOLE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
------------                        ----------------------------                  -------------------------------
-------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund (Retirement   ABSBC Growth & Income
Class)                              Blended Fnds
                                    PO BOX 2190
                                    Dallas, Texas   75221-2190                       2,355,966.30            10.52%
-------------------------------------------------------------------------------------------------------------------
International Equity Fund           ABSBC Fixed Benefit Plan
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      16,781,708.41            23.76%
-------------------------------------------------------------------------------------------------------------------
International Equity Fund           ABSBC Global Equity Blended Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      16,724,176.29            23.68%
-------------------------------------------------------------------------------------------------------------------
International Equity Fund           ABSBC Capital Opportunities Blended Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      14,016,923.70            19.84%
-------------------------------------------------------------------------------------------------------------------
International Equity Fund           ABSBC Growth & Income Blended Fund
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                      13,098,149.33            18.54%
-------------------------------------------------------------------------------------------------------------------
International Equity Fund           ABSBC CHAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       4,395,979.43             6.22%
-------------------------------------------------------------------------------------------------------------------
International Equity Fund           ABSBC CAP
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190                       3,707,824.68             5.25%
-------------------------------------------------------------------------------------------------------------------
Flexible Income Fund                ABSBC Endowment Fund
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,527,494.91            93.73%
-------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                ABSBC Protection Benefit Plan
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,549,586.78            86.82%
-------------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund          ABSBC Protection Benefit Plan
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,040,582.73            91.46%
-------------------------------------------------------------------------------------------------------------------
Global Equity Fund                  ABSBC Operating Account
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,578,947.37            95.76%
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                   ABSBC Operating Account
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                      15,093,963.94            89.66%
-------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund (Retail      ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,545,727.28            79.91%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                           JUNE 30, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                   ROUNDED TO THE NEAREST WHOLE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
------------                        ----------------------------                  -------------------------------
-------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund (Retail      ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                         337,257.50            17.44%
-------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond                ABSBC Fixed Benefit Plan
Fund (Retail Class)                 PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,572,214.62            94.11%
-------------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund         ABSBC Fixed Benefit Plan
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,566,831.66            67.24%
-------------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund         CITISTREET LLC
(Retail Class)                      Three Pine Hill Drive
                                    Quincy, MA  02169                                  694,018.52            29.78%
-------------------------------------------------------------------------------------------------------------------
Equity Index Fund                   ABSBC Fixed Benefit Plan
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,602,731.55            91.88%
-------------------------------------------------------------------------------------------------------------------
Value Equity Fund                   ABSBC Fixed Benefit Plan
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,607,014.17            92.93%
-------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                  ABSBC Fixed Benefit Plan
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,559,251.56            91.12%
-------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund               ABSBC Fixed Benefit Plan
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,535,312.18            93.95%
-------------------------------------------------------------------------------------------------------------------
International Equity Fund (Retail   ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                       1,628,664.50            97.46%
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                   ABSBC Operating Account
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190                       6,050,057.71           100.00%
-------------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund              ABSBC Fixed Benefit Plan
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190                         621,171.75           100.00%
-------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund           ABSBC Fixed Benefit Plan
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190                         633,226.03           100.00%
-------------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund         ABSBC Fixed Benefit Plan
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190                         626,881.63           100.00%
-------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Institutional    ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                         645,132.88           100.00%
-------------------------------------------------------------------------------------------------------------------


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

-------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                           JUNE 30, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                   ROUNDED TO THE NEAREST WHOLE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
------------                        ----------------------------                  -------------------------------
-------------------------------------------------------------------------------------------------------------------
Value Equity Fund (Institutional    ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                         641,863.26            95.09%
-------------------------------------------------------------------------------------------------------------------
Growth Equity Fund (Institutional   ABSBC Fixed Benefit Plan
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190                         622,406.64           100.00%
-------------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund               ABSBC Fixed Benefit Plan
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190                         612,244.90            95.00%
-------------------------------------------------------------------------------------------------------------------
International Equity Fund           ABSBC Fixed Benefit Plan
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190                         645,855.76           100.00%
-------------------------------------------------------------------------------------------------------------------

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